Exhibit 10 (i)

AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (the “Amendment”), dated as of May 29, 2003, is entered into by and between FAMILY DOLLAR STORES, INC., a Delaware corporation (“FDSI”), FAMILY DOLLAR, INC., a North Carolina corporation (“FDI”) (FDSI and FDI are collectively referred to herein as the “Borrower”) and BANK OF AMERICA, N.A. (the “Bank”).

RECITALS

The Borrower and the Bank are parties to an Amended and Restated Credit Agreement dated as of May 31, 2001 (as amended prior to the date hereof, the “Credit Agreement”) pursuant to which the Bank has extended certain credit facilities to the Borrower.

In accordance with Sections 2.14 and 2.15 of the Credit Agreement, the Borrower has requested the Bank to agree to extensions of the Tranche A Termination Date and the Tranche B Termination Date.

The Bank is willing to amend the Credit Agreement to extend the Tranche A Termination Date and the Tranche B Termination Date, subject to the terms and conditions of this Amendment.

NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.                                       Defined Terms.  Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to them in the Credit Agreement.

2.                                       Amendments to Credit Agreement.

(a)                                  Section 1.01 of the Credit Agreement is amended by amending the following definitions to read in their entirety as follows:

(1)                                  “Tranche A Commitment” means the obligation of the Bank to make Tranche A Loans hereunder in an aggregate principal amount up to but not exceeding Fifty Million Dollars ($50,000,000.00), as the same may be reduced pursuant to Sections 2.01(c) and 2.12 or terminated pursuant to Section 2.12.

(2)                                  “Tranche A Termination Date” means May 31, 2005, or such earlier date as the Tranche A Commitment is terminated pursuant to this Agreement.

(3)                                  “Tranche B Commitment” means the obligation of the Bank to make Tranche B Loans hereunder in an aggregate principal amount up to but not exceeding Fifty Million Dollars ($50,000,000.00), as the same may be reduced or terminated pursuant to Section 2.12.

(4)                                  “Tranche B Termination Date” means May 27, 2004, or such earlier date as the Tranche B Commitment is terminated pursuant to this Agreement.

(b)                                 Section 2.01(c) of the Credit Agreement is amended to read in its entirety as follows:

(c)                                  Subject to the terms and conditions of this Agreement, at any time and from time to time on any Business Day on or before the Tranche A Termination Date, the Borrower may convert all or a portion of the Tranche A Loans then outstanding into a Term Loan (each a “Term Loan”) with a maturity of Five (5) years.  The Borrower shall give the Bank at least five (5) Business Days prior written notice of each such conversion specifying the date of the conversion (the “Term Loan Conversion Date”), the principal amount of the Term Loan, whether installments of principal of the Loan will be payable quarterly or semiannually after the Second Anniversary for such Term Loan and the term of such Term Loan.  Each Term Loan shall be in a minimum principal amount of $5,000,000 or increments of $100,000 above such amount, except for the last Term Loan, which may be less than such amount. Effective as of each Term Loan Conversion Date, the Tranche A Commitment shall be irrevocably reduced by the aggregate principal amount of the Tranche A Loans converted into a Term Loan on such date.

(c)                                  Section 2.03(c) of the Credit Agreement is amended to read in its entirety as follows:

(c)                                  In the event that the Borrower converts all or a portion of the Tranche A Loans into a Term Loan in accordance with Section 2.01(c), the Borrower shall pay to the Bank the entire principal amount of such Term Loan as follows:

(A)  installments of principal each in an amount equal to one-fifth of the original principal amount of such Term Loan shall be payable on the First Anniversary and Second Anniversary of such Term Loan, and (B) thereafter (x) if the Borrower has notified the Bank pursuant to Section 2.01(c) that after the Second Anniversary installments of principal will be payable quarterly, installments of principal shall be payable in twelve (12) equal, consecutive quarterly installments each in a principal amount equal to one twelfth (1/12th) of the then outstanding principal amount of such Term Loan on the Second Anniversary after giving effect to the scheduled payment of principal on such date, with the first such quarterly installment being payable on the date occurring three (3) months after the Second Anniversary and subsequent like installments being payable every three (3) months thereafter, or (y) if the Borrower has notified the Bank pursuant to Section 2.01(c) that after the Second Anniversary installments of principal will be payable semiannually, installments of principal shall be payable in six equal, consecutive semiannual installments each in a principal amount equal to one sixth (1/6th) of the then outstanding principal amount of such Term Loan after giving effect to the scheduled payment of principal on such date, with the first such semiannual installment being payable on the date occurring six (6) months after the Second Anniversary and subsequent like installments being payable every six (6) months thereafter.

(d)                                 Section 8.14 of the Credit Agreement is amended by adding at the end thereof the following sentence:

Notwithstanding anything herein to the contrary, “Information” shall not include, and the Bank may disclose without limitation of any kind, any information with respect to the “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are provided to the Bank relating to such tax treatment and tax structure; provided that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the tax treatment or tax structure of the Loans and transactions contemplated hereby and provided further, that the Bank will give the Borrower reasonable prior notice of such disclosure.

(e)                                  The Address for Notices on page 32 of the Credit Agreement is amended in its entirety as follows:

Address for Notices:

Bank of America, N.A.
901 Main Street
TX1-492-64-01
Dallas, TX 75202-3714

Facsimile No.:  (214) 209-1286

Attention:  Portfolio Management - Retail

3.                                       Representations and Warranties.  The Borrower hereby represents and warrants to the Bank as follows:

(a)                                  No Default or Event of Default has occurred and is continuing.

(b)                                 The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable.  The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligations of the Borrower, enforceable against it in accordance with its terms, except as limited by applicable Debtor Relief Laws and general principles of equity, without defense, counterclaim or offset.

(c)                                  All representations and warranties of the Borrower contained in the Credit Agreement are true and correct on and as of the date hereof.

4.                                       Effective Date.  This Amendment will become effective as of May 29, 2003 (the “Effective Date”), provided that each of the following conditions precedent is satisfied:

(a)                                  The Bank has received from the Borrower a duly executed original (or, if elected by the Bank, an executed facsimile copy) of this Amendment, together with a duly executed Guarantor Acknowledgment and Consent in the form attached hereto (the “Consent”).

(b)                                 All representations and warranties contained herein are true and correct as of the Effective Date.

5.                                       Reservation of Rights.  The Borrower acknowledges and agrees that the execution and delivery by the Bank of this Amendment shall not be deemed to create a course of dealing or otherwise obligate the Bank to enter into amendments under the same, similar or any other circumstances in the future.

6.                                       Miscellaneous.

(a)                                  Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein and in the other Loan Documents to such Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Amendment.  This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.  This Amendment is a Loan Document.

(b)                                 This Amendment shall be binding upon and inure to the benefit of the parties hereto and to the Credit Agreement and their respective successors and assigns.  No third party beneficiaries are intended in connection with this Amendment.

(c)                                  This Amendment shall be governed by and construed in accordance with the law of the State of North Carolina.

(d)                                 This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.  Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Bank or the Borrower of a facsimile transmitted document purportedly bearing the signature of the Bank or the Borrower, as applicable, shall bind the Bank or the Borrower with the same force and effect as the delivery of a hard copy original.  Any failure by the Bank or the Borrower to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document which hard copy original was not received by the Bank or the Borrower, as applicable.

(e)                                  This Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein.  This Amendment supersedes all prior drafts and communications with respect thereto.  This Amendment may not be amended except in accordance with the provisions of Section 8.04 of the Credit Agreement.

(f)                                    If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.

(g)                                 Notice of Final Agreement.  THIS WRITTEN AMENDMENT, THE CREDIT AGREEMENT, THE OTHER LOAN DOCUMENTS, AND THE DOCUMENTS EXECUTED IN CONNECTION HEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

FAMILY DOLLAR STORES, INC.			FAMILY DOLLAR , INC.

By:	/s/	C. Martin Sowers	By:	/s/	C. Martin Sowers
Name:		C. MARTIN SOWERS	Name:		C. MARTIN SOWERS
Title:		Senior Vice President - Finance	Title:		Senior Vice President - Finance

BANK OF AMERICA, N.A.

			By:	/s/	Temple H. Abney
			Name:		Temple Abney
			Title:		Vice President

GUARANTOR ACKNOWLEDGMENT AND CONSENT

Each of the undersigned Guarantors, each a guarantor with respect to the Borrower’s obligations under the Credit Agreement, hereby (i) acknowledges and consents to the terms of and the execution, delivery and performance of the foregoing Amendment to Amended and Restated Credit Agreement (the “Amendment”) (without implying the need for any such acknowledgement or consent), and (ii) represents and warrants to the Bank that, both before and after giving effect to the Amendment, the Guaranty to which each of the undersigned is a party remains in full force and effect as an enforceable obligation of such Guarantor, in accordance with its terms, except as enforceability may be limited by applicable Debtor Relief Laws and general principles of equity, without defense, counterclaim or offset, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim, and that it is in compliance with all of its covenants contained therein.  Each Guarantor further represents that the execution, delivery and performance by such Person of this Acknowledgement and Consent have been duly authorized by all necessary corporate, partnership and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable.  Each Guarantor remakes as of the Effective Date (as defined in the Amendment) all of the representations and warranties made by it pursuant to the Guaranty to which the undersigned is a party.  Capitalized terms used herein and not otherwise defined have the respective meanings defined in the Credit Agreement (as defined in the Amendment).

IN WITNESS WHEREOF, each of the undersigned has executed this Acknowledgement and Consent by its duly authorized officers as of this 29th day of May, 2003.

FAMILY DOLLAR SERVICES, INC.

By:	/s/	C. Martin Sowers
Name:		C. MARTIN SOWERS
Title:		Senior Vice President - Finance

FAMILY DOLLAR OPERATIONS, INC.

By:	/s/	C. Martin Sowers
Name:		C. MARTIN SOWERS
Title:		Senior Vice President - Finance

FAMILY DOLLAR TRUCKING, INC.

By:	/s/	C. Martin Sowers
Name:		C. MARTIN SOWERS
Title:		Senior Vice President - Finance